UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 22, 2023

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	DMS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 22, 2023, Digital Media Solutions, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 93,516,277 shares of the Company’s Class A common stock, Class B common stock, Series A preferred stock and Series B preferred stock were entitled to vote as of May 3, 2023, the record date for the Annual Meeting. There were at 80,020,341 shares voted at the Annual Meeting, at which the stockholders were asked to vote on two proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.

i.The following directors were elected at the Annual Meeting and the voting for each director was as follows:

Nominees	For	Withheld	Broker Non Votes
Joseph Marinucci	78,065,158	595,974	1,359,209
Fernando Borghese	78,069,946	591,186	1,359,209
Scott Flanders	78,329,670	331,462	1,359,209
Lyndon Lea	78,155,909	505,223	1,359,209
Maurissa Bell	78,167,124	494,008	1,359,209
Robbie Isenberg	78,158,489	502,643	1,359,209
Robert Darwent	78,153,115	508,017	1,359,209

ii.The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified by the following vote:

For	Against	Abstain	Broker Non Votes
79,864,849	123,044	32,448	—

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Description

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2023

Digital Media Solutions, Inc.

/s/ Anthony Saldana
Name:	Anthony Saldana
Title:	General Counsel, Executive Vice President of Legal & Compliance and Secretary